LIMITED LIABILITY COMPANY OWNERSHIP PURCHASE AGREEMENT

Private and Confidential

THIS LIMITED LIABILITY COMPANY OWNERSHIP PURCHASE AGREEMENT, (the "Agreement") made as of the last executed date below (the "Effective Date"), by and among EnergyOne Technologies, Inc. an entity with a principle address of 2312 Alexandria Dr. , Lexington , KY 40504 (the "Buyer") and E. Robert Gates, an individual with a principal address of 2220 Hickory Crest Drive, Memphis, Tennessee 38119 ("Seller"), and M. B. Consulting Services, LLC, a Delaware limited liability company (the "Company") (Buyer, Seller and Company each a "Party" and collectively the "Parties").

W I T N E S S E T H:

WHEREAS, the Seller owns all of the issued and outstanding capital of the Company; and

WHEREAS, the Buyer wishes to purchase all of the ownership of MB Consulting Services, LLC, which is owned and controlled by Seller (the "Ownership Certificates or Ownership Units");

NOW, THEREFORE, in consideration of the mutual premises, covenants, and representations contained herein, and subject to the terms and conditions hereof, the Parties agree as follows:

1. <u>Agreement to Purchase and Sell</u>. Seller will sell to Buyer and Buyer agrees to purchase the Ownership Units in exchange for:

   a) Fifty thousand and no/100 dollars ($50,000.00) (the "Purchase Price"), to be paid to, or on behalf of, Seller according to the terms and conditions set forth in Section 3 herein; and,

2. <u>Closing</u>. On or about Monday, September 20, 2010, the Parties shall close this transaction, items that cannot be performed on the date of closing being performed within Five (5) business days from the date of closing the Effective Date being the actual date of Closing (the "Closing"). Also, the parties from the Parties shall perform, **in order**:

   a) Buyer shall have delivered, or caused to be delivered, to Seller a deposit in the amount of Ten Thousand Dollars $10,000;

   b) Buyer shall have delivered to Seller a copy of this Agreement executed by Buyer;

   c) Buyer acknowledges that it is acquiring as an integral part of the All State Properties Holdings, Inc. assets, gold mining operations (a copy of which Asset Purchase Agreement is attached hereto and made a part hereof as Exhibit 10) for which Seller has agreed to spin out the gold mining operations into a new public entity. Seller acknowledges that there is a debt owing to Goldleaf Exploration, LLC in the principal amount of Five million U.S. Dollars ($5,000,000). Seller agrees to spin-out the gold

mining operations into a new public entity via an SEC Form 10, or other applicable SEC filing, by December 31, 2010.

d) Buyer shall roll-back shares of Common Stock in All State Properties Holdings, Inc. to 200,000,000 shares immediately after execution of this Agreement.

e) Seller shall deliver a fully executed copy of this Agreement to Buyer;

f) Seller shall cause the board of directors of the Company to execute a resolution approving the terms of this Agreement through which all current Director's of the Company resign and Buyer, or Buyer's designee, is appointed as a Director of the Company (the "Appointment");

g) Buyer shall deliver to Seller a resolution of the majority shareholders of the Company to effectuate performance of Section 1(c) of this Agreement (the "Shareholder Resolution");

h) Seller shall deliver to Buyer the Appointment;

i) Seller shall deliver to Buyer, to the extent reasonably available to Seller, and after the full performance of Section 3(a), true and correct copies of the Company's business, financial and corporate records including but not limited to: correspondence files, bank statements, checkbooks, minutes of shareholder and directors meetings, financial statements, shareholder listings, Ownership Units transfer records, agreements and contracts;

j) Seller shall immediately resign as Director and Officer of M.R. Consulting Services, LLC and All State Properties Holdings, Inc.;

k) Seller shall deliver to Buyer, as soon as practicable after the full performance of Sections 2(a) through 2(f) herein, the Ownership Units certificate(s) evidencing the Ownership in the Company by Seller; and,

l) Seller shall file, or cause to be timely filed, with the Securities and Exchange Commission the filings resulting from this transaction, namely Form 4 and Form 8-K.

3. <u>Purchase Price</u>.

a) Buyer has previously paid ten thousand U.S. Dollars ($10,000.00) to or on behalf of the Seller for which Buyer is getting credit toward as part of this purchase. The balance of the Purchase Price (the "Balance") forty thousand U.S. Dollars ($40,000) shall be due and payable at closing.

b) Buyer shall execute a Five (5) year Consulting Services Agreement with Seller, as an integral and material part of this Agreement. The Consulting Services Agreement shall provide for monthly payments to Seller of Fifteen Thousand Dollars ($15,000) per month for the first twelve months, beginning October 1, 2010, with the continuing monthly payments, thereafter, of Ten Thousand Dollars ($10,000) per month. A copy of the Consulting Services Agreement is attached hereto and made a part hereof, as Exhibit

c) Buyer acknowledges a debt of $300,000 to Belmont Partners, LLC. Buyer is specifically purchasing MB Consulting Services, LLC subject to said debt. No other items of debt of MB Consulting Services, LLC are assumed by Buyer as part of this transaction.

d) Buyer agrees to spin-out gold, and other mineral ore, mining operations of GoldLeaf Exploration, LLC, along with the subject promissory note (from All State Properties Holdings, Inc. to GoldLeaf Exploration, LLC) from All State Properties Holdings, Inc. to another public entity according to plans of All State Properties Holdings, Inc. by December 31, 2010 in a transaction structured as a Form 10 registration. As an integral part of this transaction and in order to streamline the business of Buyer, Buyer shall cause the share previously owned by MB Consulting Services, LLC to become issued in the name of the Seller.

e) Buyer acknowledges that there are certain costs relating to the closing of this transaction, pertaining to legal and SEC filing Services. Buyer agrees to promptly pay these costs.

f) Buyer agrees to cause to be filed SEC Form 10-K, with the SEC, by the extended due date.

4. <u>Non-Dilutable Stock</u>. In order to ensure full and timely performance under Section 3 herein, Buyer agrees that the Ownership Units shall remain non-dilutable until five (5) years from the date hereof. Further, Buyer and Company hereby expressly agree and understand that any Ownership Units, or stock acquired in the assets of the Company, acquired directly or indirectly by Seller, John T. Root, Jr. and/or Terry Gelbach as a result of this Agreement, or related thereto, issuances of Ownership Units of any series or class by the Company to any individual and/or entity whatsoever shall be subject to non-dilution. Buyer and Company further agree that should the Company change transfer agents, any new transfer agent will promptly, and prior to initiating the issuance of any new shares, be notified of the provisions of this Agreement pertaining to the non-dilutive nature of Ownership Units in the Company.

5. <u>Default</u>. The following conditions or events shall constitute events of default ("Event(s) of Default"):

a) if the Buyer shall default in the performance of or compliance with any term contained in this Agreement;

b) if the Buyer shall be in breach or otherwise default in the performance of, or compliance with, any other term contained herein and such breach or default is not remedied within ten (10) days of either:

(i) an officer of the Buyer obtaining knowledge of such default;

(ii) Buyer's Notification of such default; such notification shall be effective upon the mailing of such Notification to Buyer's last known address or sent via

facsimile transmission to an Officer of Buyer;

c) if any representation or warranty made in writing by or on behalf of the Buyer herein or in any instrument furnished in compliance with or in reference hereto or otherwise in connection with the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made;

d) if the Buyer or any Subsidiary shall be in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or interest on any indebtedness with a principal amount in excess of fifty thousand dollars ($50,000.00) (other than this Agreement) or in the performance of or compliance with any term of any evidence of any such indebtedness or of any mortgage, indenture or other agreement relating thereto the effect of which is to cause such indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment, and such default, event or condition shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto;

e) if the Buyer or any Successor, Assign or Subsidiary shall:

(i) be generally not paying its debts as they become due;

(ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction;

(iii) make an assignment for the benefit of its creditors;

(iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property;

(v) be adjudicated as insolvent or be liquidated; or,

(vi) take corporate action for the purpose of any of the foregoing;

f) if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Buyer or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Buyer or any Subsidiary, or if any such petition shall be filed against the Buyer of any Subsidiary and such petition shall not be dismissed within thirty (30) days; or,

g) if a final judgment which, with other outstanding final judgments against the Buyer and the Subsidiaries, exceeds fifty thousand dollars ($50,000.00) shall be entered

against the Buyer or any Subsidiary and if, within sixty (60) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged.

h) Buyer fails to timely file its form 10-K for the year-ended June 30, 2010, or fails to timely file its form 10-Q for the quarter ending December 31, 2010.

6. Remedies on Default.

a) Upon the occurrence of any Event of Default, the Seller may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding.

b) Annulment of Defaults. An Event of Default shall not be deemed to be in existence or to have occurred for any purpose of this Agreement until the expiration of any and all grace periods under this Agreement or if the Seller shall have waived such event in writing or stated in writing that such event has been cured to its reasonable satisfaction. No waiver or statement of satisfactory cure pursuant to this Section 7(b) shall extend to or affect any subsequent or other Event of Default not specifically identified in such waiver or statement of satisfactory cure or impair any other rights of the Seller herein.

7. Representations and Warranties of Seller. Seller hereby represents and warrants, for a period of twelve (12) months from the Effective Date, to Buyer that the statements in the following paragraphs of this Section 11 are all true and complete as of the date hereof:

a) Title to Ownership Units. Seller is the record and beneficial owner and has sole managerial and dispositive authority with respect to the Ownership Units and has not granted any person a proxy that has not expired or been validly withdrawn. The sale and delivery of the Ownership Units to Buyer pursuant to this Agreement will vest in Buyer the legal and valid title to the Ownership Units, free and clear of all liens, security interests, adverse claims or other encumbrances of any character whatsoever ("Encumbrances") (other than Encumbrances created by Buyer and restrictions on resales of the Ownership Units under applicable securities laws).

b) Liabilities of the Company. Seller makes no representation as to the existence or non-existence of liabilities of the Company except as explicitly stated in this Agreement. Buyer is solely responsible for conducting its own due diligence with respect to the Company and its liabilities and for gathering enough information upon which to base an investment decision in the Ownership Units. Buyer acknowledges that:

(i) Seller has made no representations with respect to the Company or its status except as explicitly stated in this Agreement; and,

(ii) the Company is being sold "as is".

c) Full Power and Authority. Seller represents that it has full power and authority to enter into this Agreement.

d) Seller agrees to assist in the preparation of the annual Securities and Exchange Commission Form 10-K filing.

8. <u>Representations and Warranties of Buyer</u>. Buyer hereby represents and warrants to Seller that the statements in the following paragraphs of this Section 8 are all true and complete as of the date hereof:

a) Affidavit of Source of Funds. Prior to each payment to seller, Buyer shall execute an Affidavit of Source of Funds, to the satisfaction of Seller, which attests that the funds to be transferred are not the proceeds of nor are intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal or state laws. Such activity may include, but is not limited to: tax evasion; financial misconduct; environmental crimes; activity involving drugs and other controlled substances; counterfeiting; espionage; kidnapping; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in a bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the court or government or regulatory official; bribery or any violation of the Foreign Corrupt Practices Act; trading with enemies of the United States; forgery; or fraud of any kind. Buyer further warrants that all transfers of monies will be in accordance with the Money Laundering Control Act of 1986 as amended.

b) Exempt Transaction. Buyer understands that the offering and sale of the Ownership Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act") and exempt from registration or qualification under any state law.

c) Full Power and Authority. Buyer represents that it has full power and authority to enter into this Agreement.

d) Ownership Units. The Ownership Units to be purchased by Buyer hereunder will be acquired for investment for Buyer's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same.

e) Information Concerning the Company. Buyer has conducted its own due diligence with respect to the Company and its liabilities and believes it has enough information upon which to base an investment decision in the Ownership Units. Buyer acknowledges that Seller has made no representations with respect to the Company, its status, or the existence or non-existence of liabilities in the Company except as explicitly stated in this Agreement. Buyer is taking the Company "as is" and acknowledges and assumes all liabilities of the Company.

f) Investment Experience. The Buyer understands that purchase of the Ownership Units involves substantial risk. The Buyer:

(i) has experience as a purchaser in securities of companies in the development stage and acknowledges that he can bear the economic risk of Buyer's investment in the Ownership Units; and,

(ii) has such knowledge and experience in financial, tax, and business matters so as to enable Buyer to evaluate the merits and risks of an investment in the Ownership Units, to protect Buyer's own interests in connection with the investment and to make an informed investment decision with respect thereto.

g) No Oral Representations. No oral or written representations have been made other than or in addition to those stated in this Agreement. Buyer is not relying on any oral statements made by Seller, Seller's representatives, employee's or affiliates in purchasing the Ownership Units.

h) Restricted Securities. Buyer understands that the Ownership Units is characterized as "restricted securities" under the Act inasmuch as they were acquired from the Company in a transaction not involving a public offering.

i) Opinion Necessary. Buyer acknowledges that if any transfer of the Ownership Units is proposed to be made in reliance upon an exemption under the Act, the Company may require an opinion of counsel satisfactory to the Company that such transfer may be made pursuant to an applicable exemption under the Act. Buyer acknowledges that a restrictive legend appears on the Ownership Units and must remain on the Ownership Units until such time as it may be removed under the Act.

j) Shareholder Value. Buyer represents that Buyer intends to implement a business plan designed to return value to the shareholders of the Company.

k) Compliance. Buyer shall comply with all applicable securities laws, rules and regulations regarding this Agreement, the Acquisition and all related transactions, including but not limited to filing any forms required by the U.S. Securities and Exchange Commission.

l) Proxy. Company and Buyer recognize the proxy (attached hereto as Exhibit 1) (the "Proxy") as being legally binding and fully valid. Company and Buyer hereby knowingly, and to the fullest extent, waive any and all objections to the validity or execution of the Proxy.

9. Covenant Not to Sue; Indemnification.

a) In consideration of this Agreement and the consideration to Buyer and Company granted herein, Buyer and Company covenant and agree, for themselves and for their agents, employees, legal representatives, heirs, executors or assigns (the "Buyer Covenantors"), to refrain from making, directly or indirectly, any claim or demand, or to commence, facilitate commencement or cause to be prosecuted any action in law or equity against Seller, its members, officers, directors, agents, employees, attorneys, accountants, consultants subsidiaries, successors, affiliates and assigns (collectively the

"Seller Covenantees"), on account of any damages, real or imagined, known or unknown, which Buyer Covenantors ever had, has or which may hereafter arise with respect to any and all disputes, differences, controversies or claims arising out of or relating to this Agreement and the transactions contemplated hereby, including but not limited to any question regarding the existence, content, validity or termination of this Agreement. The terms and condions of this Section 13(a) shall be a complete defense to any action or proceeding that may be brought or instituted by Buyer Covenantors against the Seller Covenantees, and shall forever be a complete bar to the commencement or prosecution of any action or proceeding with regard to this Agreement by Buyer Covenantors against the Seller Covenantees.

b) Indemnification. Buyer Covenantors shall indemnify and hold harmless the Seller Covenantees from and against any and all losses, damages, expenses and liabilities (collectively "Liabilities") or actions, investigations, inquiries, arbitrations, claims or other proceedings in respect thereof, including enforcement of this Agreement (collectively "Actions") (Liabilities and Actions are herein collectively referred to as "Losses"). Seller Convenantees agree to promptly notify Buyer Covenantors of any Losses under this Agreement and to allow Buyer Covenantors to cure, settle, or defend against such Losses. Seller Convenantees agree to cooperate with Buyer Convenantors efforts to cure, settle or defend against any such Losses. Losses include, but are not limited to all reasonable legal fees, court costs and other expenses incurred in connection with investigating, preparing, defending, paying, settling or compromising any suit in law or equity arising out of this Agreement or for any breach of this Agreement notwithstanding the absence of a final determination as to a Buyer's obligation to reimburse any of Seller Covenantees for such Losses and the possibility that such payments might later be held to have been improper.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, U.S.A. without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the State of Tennessee.

11. Term/Survival. The terms of this Agreement shall be effective as of the Effective Date and continue until such time as the payment of the Purchase Price and all other amounts due hereunder are fully satisfied, however, the terms, conditions, and obligations of Sections 8, 9 and 22 hereof shall survive the termination of this Agreement.

12. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that Buyer may not assign or transfer any of its rights or obligations under this Agreement.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. A telefaxed copy of this Agreement shall be deemed an original.

14. Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

15. Costs, Expenses. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement.

16. Modifications and Waivers. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the Effective Date of this Agreement, and signed by both the Buyer and Seller. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of the same or any other breach, term, condition or remedy. All remedies, either under this agreement, by law, or otherwise afforded the Buyer shall be cumulative and not alternative.

17. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

18. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

19. Further Assurances. From and after the date of this Agreement, upon the request of the Buyer or Seller, Buyer and Seller shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

20. Notices. All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

a) if given by telecopier, when transmitted and the appropriate telephonic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission,

b) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails and

c) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such Person to the other Person pursuant to notice given by such Person in accordance with the provisions of this Section 26.

21. Insider Trading. Seller and Buyer hereby certify that they have not themselves, nor through any third parties, purchased nor caused to be purchased in the public marketplace any publicly traded shares of the Company. Seller and Buyer further certify they have not communicated the nature of the transactions contemplated by the Agreement, are not aware of any disclosure of non public information concerning said transactions, and are not a party to any insider trading of Company shares. Seller agrees that with respect to Seller's Position issued in accordance with Section 1(b) herein, Seller understands and agrees that such Position is restricted pursuant to the 33 Act, 34 Act and SEC Rule 144. Seller agrees that with respect to its

Position, it will abide by all Federal Securities Laws and Regulations including but not limited to SEC Rule 144 and SEC Rule 10B5.

22. Litigation Venue. In the event of any dispute, claim, question, or disagreement arising from or relating to this agreement or the breach thereof, the Parties hereto shall use their best efforts to settle the dispute, claim question, or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of thirty (30) days, then, without further notice by either party to the other, all disputes, claims, questions, or disagreements may be settled by action in a Court of Law or Equity, located in Memphis, Tennessee.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the last date written below.

SELLER	***BUYER***
E. ROBERT GATES, INDIVIDUALLY	**ENERGYONE TECHNOLOGIES, INC.**
	By:
	Lucas Hamilton, CEO
Date: 9-20-10	**Date:** 9/20/10

COMPANY

M. B. CONSULTING SERVICES, LLC

By: E. Robert Gates, Director
Date: 9-20-10

EXHIBIT 1
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of M.B. Consulting Services, LLC, a limited liability company organized in the State of Delaware (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent, said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Company has determined it is in the best commercial interest to enter into the Agreement with EnergyOne Technologies, Inc.;

WHEREAS, the Company has received full and adequate consideration from EnergyOne Technologies, Inc. for the Position;

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a) it is in the best interests of the Company to undertake the transactions contemplated hereby; and

(b) the transactions are hereby approved, ratified and confirmed; and

(c) any transfer agent acting for or on behalf of the Company or a Surviving Company (a "Transfer Agent") shall be entitled to rely upon these resolutions to execute the issuance of the Position as aforesaid; and

(d) certificate(s) evidencing the Position shall be issued and delivered to Lucas Hamilton, on behalf of EnergyOne, immediately following the actions anticipated by the Purchase, but in no case later than the eleventh (11th) month anniversary of the Effective Date of the Ownership Units Purchase Agreement. In the event that all actions contemplated by the Merger have not been completed by the eleventh month anniversary of the Effective Date of the Ownership Units Purchase Agreement.; and

(e) the effective date of all units of ownership transferred pursuant to this Board Resolution shall be the Effective Date of the Ownership Units Purchase Agreement and shall be memorialized on the face of the certificates evidencing such ownership. Company shall accept as valid any legal opinion of EnergyOne's counsel regarding the removal of restrictions from all shares hereby issued, and any transfer agent acting on behalf of the Company shall be entitled to rely upon these resolutions to remove such restrictions from such units of ownership; and

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors' meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

E Robert Gates

E. Robert Gates, Director

STATE OF TENNESSEE)
ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-13-13

EDWIN H. JAFFE
STATE OF TENNESSEE NOTARY PUBLIC
SHELBY COUNTY
MY COMM. EXP. 2-13-13

EXHIBIT 2
WRITTEN UNITHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Unitholders of M.B. Consulting Services, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the majority of the Unitholders of M.B. Consulting Services, LLC desire to enter into the Agreement, attached hereto and made a part hereof.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a) the transactions contemplated above are hereby approved, ratified and confirmed;

Each Unitholder, by signing this Written Consent of the Shareholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Shareholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Shareholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By: E Robert Gates
E. Robert Gates, Majority Unitholder
Date: 9-23-10

STATE OF TENNESSEE)
)ss
COUNTY OF SHELBY)

On this the 23rd day of September, 2010, E. Robert Gates personally appeared and is known by me or satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-13-13

STATE OF TENNESSEE NOTARY PUBLIC SHELBY COUNTY
MY COMM. EXP. 2-13-13

EXHIBIT 3
WRITTEN UNITHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Unitholders of M.B. Consulting Services, LLC, a limited liability company organized in the State of Delaware (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority shareholders duly called and held:

WHEREAS, the Shareholder(s) wish to approve the transfer of one hundred and no/100s percent (100.000%) of the Company's capital Ownership Units to EnergyOne Technologies, Inc.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(b) the transactions contemplated above are hereby approved, ratified and confirmed; and,

(c) the Shareholder(s) approve the transfer of one hundred and no/100s percent (100.000%) of the Company's capital Ownership Units to EnergyOne Technologies, Inc.

Each Unitholder, by signing this Written Consent of the Unitholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Unitholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Unitholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By: *E. Robert Gates*
E. Robert Gates, Managing Member of
M.B. Consulting Services, LLC.
E. Robert Gates, an individual, Majority Unitholder

Date: 9-20-10

STATE OF TENNESSEE)
ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

(Seal: EDWIN N. JAFFE, STATE OF TENNESSEE NOTARY PUBLIC, SHELBY COUNTY)

My Commission Expires: 2-13-13

EXHIBIT 4
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of M.B. Consulting Services, LLC, a limited liability company organized in the State of Delaware (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held:

WHEREAS, the Board wishes to appoint Lucas Hamilton as the Director and President of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a) it is in the best interests of the Company to undertake the transactions contemplated hereby; and,

(b) the transactions are hereby approved, ratified and confirmed; and,

(c) the Company appoints Lucas Hamilton as the Director, President and Secretary of the Company.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors' meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

E. Robert Gates, Director
Date: 9-20-10

STATE OF TENNESSEE)
ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-13-13

EXHIBIT 5
WRITTEN UNITHOLDERS CONSENT
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Unitholders of M. B. Consulting Services, LLC, a limited liability company organized in the State of Delaware (the "Company"), the undersigned, being the majority shareholder(s) of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the majority unitholders duly called and held:

WHEREAS, the Unitholder(s) wish to nominate Lucas Hamilton as the Director, President and Secretary of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(d) the transactions contemplated above are hereby approved, ratified and confirmed; and,

(e) the Unitholder(s) approve the nomination of Lucas Hamilton as the Director, President and Secretary of the Company.

Each Shareholder, by signing this Written Consent of the Unitholders in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Majority Unitholders meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Written Consent of the Unitholders in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

By: E Robert Gates
E. Robert Gates, Managing Member of M. B. Consulting Services, LLC and
E. Robert Gates, Majority Unitholder
Date: 9-20-10

STATE OF TENNESSEE)
)ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

STATE OF TENNESSEE NOTARY PUBLIC SHELBY COUNTY

My Commission Expires: 2-13-13

EXHIBIT 6
MEETING OF THE BOARD OF DIRECTORS
M.B. CONSULTING SERVICES, LLC

A meeting of the Board of Directors of M.B. Consulting Services, LLC, a Delaware limited liability company (the "Company") was held on the date executed below. Present at this meeting was E. Robert Gates. Mr. Gates being the sole Director of the Company acted as the President and Secretary for the meeting.

WHEREAS, E. Robert Gates is selling all the units owned by him in the Company and the Company desires to ratify the sale of the Company's Ownership Units to EnergyOne Technologies, Inc. (the "Ownership Units"); and

WHEREAS, upon full and complete payment of the Purchase Price, as listed in the Agreement, attached hereto and made a part hereof, E. Robert Gates resigns as Director and Officer of M.B. Consulting Services, LLC, and also of All State Properties Holdings, Inc., and immediately upon his resignation becoming effective, Lucas Hamilton shall become Director and Chief Executive Officer of both entities.

WHEREAS, the Ownership Units and any subsequent issuance of shares of any series or class whatsoever by the Company during the life of the Proxy, shall prominently bear on their face a legend indicating that such shares are subject to the Agreement and are non-dilutable.

BE IT RESOLVED: That the Corporation does hereby fully authorize and empower to transfer, endorse, sell, assign, set over, and deliver any and all shares of Ownership Units, bonds, debentures, notes and evidences of indebtedness, or other securities now or hereafter standing in the name of or owned by this corporate seal of this Company and any and all written instruments necessary or proper to effectuate the authority hereby conferred.

BE IT FURTHER RESOLVED: That E. Robert Gates resignation become effective upon receipt of the Purchase Price, as listed in the Agreement, attached hereto and made a part hereof, and that Lucas Hamilton immediately upon effectiveness of the resignations of E. Robert Gates, become Director and Chief Executive Office for both entities.

CERTIFICATION: I, E. Robert Gates, Sole Board Member of the Company, Secretary and majority unitholder, hereby certify that the above resolutions were adopted by the Board of Directors of the Company at a duly constituted meeting in which a full quorum was present and that said resolutions remain in full force and effect and have not been rescinded.

E Robert Gates
E. Robert Gates, Director
Date: 9-28-10

STATE OF TENNESSEE)
)ss
COUNTY OF SHELBY)

On this the 30th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-13-13

EDWIN M. JAFFE STATE OF TENNESSEE NOTARY PUBLIC SHELBY COUNTY MY COMM. EXP. 2-13-13

STATE OF TENNESSEE)
)ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand and official seal.

Notary Public

EDWARD JAFFE STATE OF TENNESSEE NOTARY PUBLIC SHELBY COUNTY MY COMM. EXP. 2-13-13

My Commission Expires: 2-13-13

EXHIBIT 7

AFFIDAVIT OF SOURCE OF FUNDS

Fax form to: 901-531-8478

The undersigned, Lucas Hamilton, President and CEO of EnergyOne Technologies, Inc. ("Transferor"), who being first duly sworn upon oath, deposes and states as follows:

1. Transferor hereby swears, warrants and affirms under penalty of perjury that the information in the following Affidavit of Source of Funds is true and accurate, and all funds referenced herein are free of all claims, debts, liens or contingent liabilities immediately prior to any transfer by Transferor to the accounts of E. Robert Gates, as individual, its agents or assigns (collectively "Gates").

2. Transferor does not contemplate filing for relief under the provision of any applicable Bankruptcy Code, nor is Transferor involved in any situation that Transferor reasonably anticipates would cause Transferor to file for relief under any Chapter of any applicable Bankruptcy Code in the future. Transferor further sears, warrants and affirms that any funds which Transferor may transfer to the accounts of Gates are not the proceeds of nor are intended for or being transferred in the furtherance of any concealment of assets or any effort by conspiracy or otherwise to defeat, defraud or otherwise evade, any party or the Court in any bankruptcy proceeding, a receiver, a custodian, a trustee, a marshal, or any other officer of the Court or government or regulatory official of any kind.

3. Transferor is not transferring assets in an attempt to defeat the collection of any U.S. government obligation(s), U.S. government-backed obligation(s), or any state, local, or national government (be it foreign or domestic) obligation(s) and Transferor is aware that doing so may be a crime.

4. Transferor hereby swears, warrants, and affirms that any funds which Transferor may transfer to the accounts of Gates are not the proceeds of nor are they intended for or being transferred in the furtherance of any illegal activity or activity prohibited by federal, state, local or foreign laws. Such activity may include, but is not limited to: securities fraud or other financial misconduct of any kind; tax evasion; environmental crimes; activity involving drugs or other controlled substances; counterfeiting; espionage; kidnapping; piracy; smuggling; copyright infringement; entry of goods into the United States by means of false statements; terrorism; terrorist financing or other material support of terrorists or terrorism; arms dealing; bank fraud; wire fraud; mail fraud; bribery or any violation of the Foreign Corrupt Practices Act; theft; embezzlement; misappropriation of public funds; violations of export or import controls of the United States or any other nation; any crime of violence; computer fraud and abuse; trading with enemies of the United States; forgery; or fraud of any kind. Transferor further warrants that all transfers of funds will be in accordance with the Money Laundering Control Act of 1986, as

amended; the Bank Secrecy Act of 1970, as amended; the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, as amended; and all other applicable federal, state, local and foreign laws, rules and regulations.

5. Transferor understands that Gates acts in compliance with various laws and regulations intended to detect and report unlawful financial transactions relating, but not limited, to money laundering and terrorist financing. Transferor understands that Gates may disclose personal financial information relating to customers and transactions to appropriate law enforcement agencies without providing notice to the individual or object of any such investigation.

6. This Affidavit applies to the Deposit of ten thousand ($10,000.00) which will be transferred by Transferor to accounts of Gates by *(please check one)* □wire transfer or □check; and this Affidavit applies to the Balance of the Purchase Price which will be transferred by Transferor to the accounts of Gates by *(please check one)* □wire transfer or □check.

I HEREBY SWEAR, WARRANT AND AFFIRM, UNDER PENALTY OF PERJURY THAT THE FOREGOING STATEMENTS ARE TRUE AND CORRECT.

Robert A. Hamilton
Signature

Lucas Hamilton
Print Name

STATE OF Tennessee)
)SS
COUNTY OF Shelby)

On this the 20 day of September, 2010, Lucas Hamilton personally appeared and is known to me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof, I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-3-13

W.H. JAFFE STATE OF TENNESSEE NOTARY PUBLIC SHELBY COUNTY MY COMM. EXP. 2-3-13

EXHIBIT 8
UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
IN LIEU OF A SPECIAL MEETING

In lieu of a Special Meeting of the Board of Directors of All State Properties Holdings, Inc., a Nevada corporation (the "Company"), the undersigned, being all of the Directors of the Company, take the following actions by unanimous written consent; said actions to have the same force and effect as if adopted at a meeting of the Board of Directors duly called and held.

WHEREAS, the Board hereby accepts the resignation of E. Robert Gates, as Director and Chief Executive Officer of the Company.

NOW, THEREFORE, IT IS HEREBY RESOLVED AS FOLLOWS:

(a) it is in the best interests of the Company to undertake the transactions contemplated hereby; and,

(b) the transactions are hereby approved, ratified and confirmed; and,

(c) the Company accepts the resignation of E. Robert Gates, as Director and Chief Executive Officer of the Company, effective immediately.

Each Director, by signing this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, waives notice of the time, place and purpose of a special Board of Directors' meeting and agrees to the transaction of the business set forth in this unanimous written consent in lieu of such meeting.

IN WITNESS WHEREOF, we have each signed this Unanimous Written Consent of the Board of Directors in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which, when taken together, shall constitute one and the same instrument, effective as of the date executed below.

E. Robert Gates
E. Robert Gates, Director
Date: 9-20-10

STATE OF TENNESSEE)
)ss
COUNTY OF SHELBY)

On this the 20th day of September, 2010, E. Robert Gates personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

Notary Public

My Commission Expires: 2-13-13

EDWIN H. JAFFE
STATE OF TENNESSEE NOTARY PUBLIC
SHELBY COUNTY
MY COMM. EXP. 2-13-13

<u>Exhibit 9</u>

<u>CONSULTING SERVICES AGREEMENT</u>

This CONSULTING SERVICES AGREEMENT (the "Agreement") contains all the items of a services agreement between E. Robert Gates ("Consultant"), an individual or entity having an address at 2220 Hickory Crest Drive, Memphis, Tennessee 38119, and EnergyOne Technologies, Inc., a Nevada corporation having a place of business at 2332 Alexandria Dr., Lexington, KY 40504 (on behalf of itself and its affiliates, and their directors, officers, employees and agents, hereinafter individually and collectively referred to as the "Company").

WHEREAS, the Company wishes to engage the Consultant to provide the services described herein and Consultant agrees to provide the services for the compensation and otherwise in accordance with the terms and conditions contained in this Agreement,

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, accepted and agreed to, the Company and the Consultant, intending to be legally bound, agree to the terms set forth below.

The amount of time Consultant will spend performing services for the Company and the nature of the services to be provided (the "Services"), as well as the compensation therefore, shall be as set forth in <u>Exhibit A</u> hereto. Neither <u>Exhibit A</u> nor this Agreement may be amended except by a written agreement of the parties. In rendering the Services to the Company, Consultant shall act as an independent contractor and not as an affiliate or employee of the Company. The Company or Consultant may terminate this agreement at any time, with or without cause. Paragraph headings provided below are for convenience only.

1. **TERM.** Commencing as of the Effective Date, and continuing for a period of Five (5) years (the "Term"), and may not be cancelled unless by written modification signed by all Parties to this Agreement.

   In consideration of Consultant's retention and the compensation to be received by Consultant from the Company from time to time, Consultant hereby agrees as follows:

2. **Consultant Services and Compensation.** Consultant shall use its best efforts to provide the Services as described on <u>Exhibit A</u>, which Services shall be of the highest professional standards and provided in a diligent manner. Compensation for Consultant's provision of Services in the foregoing manner shall be as described on <u>Exhibit A</u>.
3. **Compliance with Laws and Regulations.** Consultant agrees and represents that the conduct and provision of the Services shall be in compliance with all applicable laws and governmental regulations.
4. **Company Proprietary Information.** Consultant understands that the Company (including without limitation its affiliates, employees, consultants and agents) possesses and will continue to possess information in which property rights have been assigned or otherwise conveyed to the Company and/or information that has otherwise become known to or been created, discovered or developed by or on behalf of the Company (including

without limitation, information created, discovered, developed or made known by or to Consultant arising specifically out of Consultant's provision of services to the Company), which information has commercial value in the business in which the Company is engaged or intends to engage. All of the aforementioned information is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes trade secrets, know how and other intellectual property, as well as research results, processes, formulae, data, improvements, inventions, techniques, clinical and regulatory plans, marketing and other business plans, strategies, forecasts, customer and service provider contacts and other confidential information. All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all patents and other rights in connection therewith. At all times during retention as a Consultant by the Company and at all times after termination of such retention as an Consultant, Consultant will keep in confidence and trust all Proprietary Information, and Consultant will not disclose, sell, use, lecture upon or publish any Proprietary Information without the prior written consent of the Company, except as may be necessary in the ordinary course of performing duties as an Consultant of the Company. Notwithstanding the foregoing, the term "Proprietary Information" shall not include any information which: (a) can be demonstrated to have been in the public domain or was publicly known or available prior to the date of the disclosure to Consultant; (b) can be demonstrated in writing to have been rightfully in the possession of Consultant prior to the disclosure of such information to Consultant by the Company; (c) becomes part of the public domain or publicly known or available by publication or otherwise, not due to any unauthorized act or omission on the part of Consultant; or (d) is supplied to Consultant by a third party without binder of secrecy, so long as that such third party has no obligation to the Company or any of its affiliated companies to maintain such information in confidence.

5. **Company Information and Materials**. All documents, data, records, apparatus, equipment, and other physical property, whether or not pertaining to Proprietary Information, furnished to Consultant by the Company, a third party or produced by Consultant or others in connection with retention as an Consultant, and not Consultant supplied, (collectively referred to as "Company Information and Materials") shall be and remain the sole property of the Company and shall be returned promptly to the Company as and when requested by the Company. Should the Company not so request, Consultant shall return and deliver all Company Information and Materials upon termination of retention as a Consultant, whether the termination is by Consultant or by the Company for any reason, and Consultant will not take any such property or any reproduction of such property upon such termination. Nothing herein contained shall act to cause title or ownership of items belonging to Consultant or Company to vest in the other.

6. **Advising**. Consultant may serve as a consultant, employee, board or committee member, or in any other capacity, or volunteer for another business. However, Consultant agrees that during the period that Consultant is retained by the Company, and as a material part of this

Agreement, Consultant will not serve in any capacity to any business or individual that has or is developing a technology, product or service that is directly competitive with a technology, product or service of the Company.

7. **Taxes and Related Matters.** Company understands that Consultant is acting as an independent contractor and not as an employee of Company. Consultant, and not Company, shall be responsible for any and all of his own tax payments, withholdings, payroll or payroll tax liabilities, employee benefits and contributions in respect of the provision of the Services (including any Services to be performed by approved subcontractor(s) engaged by the Consultant).

8. **Liability.** With regard to the services to be performed by the Consultant pursuant to the terms of this agreement, the Consultant shall not be liable to the Company, or to anyone, including any third party who may claim any right due to any relationship with the Corporation, for any acts or omissions in the performance of services on the part of the Consultant or on the part of the agents or employees of the Consultant, except when said acts or omissions of the Consultant are due to willful misconduct or gross negligence. The Company shall hold the Consultant free and harmless from any obligations, costs, claims, judgments, attorneys fees, and attachments arising from or growing out of the services rendered to the Company pursuant to the terms of this agreement or in any way connected with the rendering of services, except when the same shall arise due to the willful misconduct or gross negligence of the Consultant and the Consultant is adjudged to be guilty of willful misconduct or gross negligence by a court of competent jurisdiction.

9. **Enforceability, Applicable Laws.** Consultant agrees that in addition to any other rights and remedies available to the Company for any breach by Consultant of obligations hereunder, the Company shall be entitled to enforcement of the obligations hereunder by court injunction. Except as expressly herein, each of the parties shall retain all the rights and remedies available under applicable federal and state laws, and each of the parties shall be responsible and liable for the negligent or otherwise harmful acts, errors and omissions of its respective employees, agents and representatives. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provisions shall continue in full force and effect. This Agreement shall be binding upon Consultant, as well as Consultant's heirs, executors, assigns and administrators and shall inure to the benefit of the Company, its successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana without reference to principles of conflicts of laws, and to any applicable federal laws. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs and necessary disbursements in addition to any other relief to which the party may be entitled.

10. **Termination.** This Agreement may not be terminated unless in writing signed by all Parties to this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement, which shall be effective as of 20 day of September, 2010 (the "Effective Date").

ACCEPTED AND AGREED TO:
ENERGYONE TECHNOLOGIES, INC.

[signature]

By: Lucas Hamilton
Title: Chief Executive Officer

Date: 9/20/10

CONSULTANT

[signature]

E. Robert Gates

Date: 9-20-10

EXHIBIT A
to Consulting Services Agreement

1. Nature of Services

(A) Consultant represents to the Company that Consultant has requisite knowledge of good management and business practices, and has experience in such matters, and such other services as reasonably required by Company to accomplish the Services of Consultant (hereinafter referred to as "Services"). Furthermore this Agreement is intended to be a material part of the consideration of a certain Limited Liability Company Ownership Purchase Agreement.

(B) Consultant shall perform the Services, as called for by the Company, such services shall be those in connection with its business practices and shall consult for the Company on a non-exclusive basis (but not also knowingly consult for any business that is competitive with that of the Company).

(C) Consultant shall perform the Services diligently, carefully and in accordance with all applicable Company standard operating procedures, and all applicable laws, rules and regulations. Consultant shall prepare supporting information and documentation as requested by the Company and shall be generally available to discuss and meet with Company personnel and/or other consultants of the Company in matters related to the Services.

2. Compensation

(A) Consultant agrees to perform the services for a monthly consultation payment of $15,000 per month for the first twelve (12) months, beginning with the first payment on October 1, 2010. For the Second twelve (12) months through the fifth year of the contract, the monthly consultation payment shall be $10,000 per month each month.

EXHIBIT 10

Copy of Asset Purchase Agreement for Goldleaf Exploration, LLC

[illegible], with a balance [illegible] of [illegible] plus any [illegible] due at [illegible].

3) Termination. It is understood and agreed that this Agreement may be terminated by either Party if:

a) the Purchaser is acquired, or ownership changes, in any form of takeover where more than [illegible] percent [illegible] ownership changes holding within [illegible] months of the date this agreement is executed.

b) the Purchaser does not promptly issue the agreed Purchase Price;

c) the Seller is unable to promptly convey marketable title to the Assets;

d) the Seller has misrepresented its ownership or Asset's valuation by an independent third party in any material manner.

4) Post Termination. If this Agreement is terminated pursuant to [illegible] above:

a) the Seller agrees to promptly return any and all shares that have been issued to it by the Purchaser (or any shares that have been converted to cash for use [illegible]); and

b) the Purchaser agrees to promptly return the "Assets" delivered to it by Seller (less any [illegible] for which the proceeds have been divided and disbursed in accordance with this Agreement).

5) Valuation. The parties agree that the Purchase Price represents an agreed fair value for the various assets as computed through a valuation by a recognized independent third party [illegible], and agrees to hold harmless Seller. If the Purchaser's auditors need additional information in order prepare statements for proper filing with the US Securities and Exchange Commission (the "SEC") Seller agrees to provide such as is within its ability.

[signature]
[illegible] Holdings, Inc.

J.R.
Goldleaf Exploration, LLC

closing, with a balloon payment of remaining principal plus any unpaid interest due at maturity.

3) Termination. It is understood and agreed that this Agreement may be terminated by either Party if:

a) the Purchaser is acquired, or ownership changes, in any form of takeover where more than ten percent (10%) ownership changes holding within twelve (12) months of the date this agreement is executed;

b) the Purchaser does not promptly issue the agreed Purchase Price;

c) the Seller is unable to promptly convey marketable title to the Assets

d) the Seller has misrepresented its ownership or Asset's valuation by an independent third party assay in any material amount.

4) Post Termination. If this Agreement is terminated pursuant to clause 3) above

a) the Seller agrees to promptly return any and all shares that have been issued to it by the Purchaser (less any shares that have been converted to cash for use of said assets), and

b) the Purchaser agrees to promptly return the "Assets" delivered to it by Seller (less any exploitation for which the proceeds have been divided and disbursed in accordance with this Agreement).

5) Valuation. The parties agree that the Purchase Price represents an agreed fair value for the various assets as estimated through a valuation by a recognized independent third party assayer, and agrees to hold harmless Seller. If the Purchaser's auditors need additional information in order prepare statements for proper filing with the US Securities and Exchange Commission (the "SEC") Seller agrees to provide such as is within its means.

ERH
All State Properties Holdings, Inc.

EH
Goldleaf Exploration, LLC

6) <u>Confidentiality</u>. Each party is aware that this Agreement and details of this transaction are required to be disclosed to the SEC as a part of the routine filings subsequent to this transaction. However, aside from required disclosures, each party shall without limit in time, keep and procure to be kept secret and confidential all Confidential Information belonging to the other party disclosed or obtained as a result of the discussions and negotiations leading to the execution of, or the performance of, this agreement and shall neither use nor disclose any such Confidential Information except for the purposes of the proper performance of this agreement or with the prior written consent of the other party. Where disclosure is made to any employee, consultant, advisor or agent, it shall be made subject to obligations equivalent to those set out in this agreement. Each party shall use its best endeavors to procure that any such employee, consultant, advisor or agent complies with each of those obligations. Each party shall be responsible to the other party in respect of any disclosure or use of any of the other party's Confidential Information by a person to whom disclosure is made.

The obligations of confidentiality in this clause shall not extend to a party in respect of any matter which that party can show:

a) is or, or has become part of, the public domain other than as a result of a breach of the obligations of confidentiality under this agreement; or

b) was in that party's written records prior to the date of this agreement and not subject to any obligation as to confidentiality;

c) was independently disclosed to that party by a third party entitled to disclose it; or

d) is required to be disclosed under any enactment by any duly authorized authority.

E.R.S.

All State Properties Holdings, Inc.

G.H.

Goldleaf Exploration, LLC

e) is required to obtain financing.

7) <u>Title Review</u>. Considering the unique nature of the Assets owned by the Seller, Purchaser may request independent verification by an independent and objective firm engaged by the Purchaser.

8) <u>Taxes</u>. All taxes and special assessments shall be paid by the party owing such taxes or assessments. The cost for mining the ore is a lien against the head or ground ore and must be paid before the ore can be relocated for further processing. The mining cost is $1,050,000. To the knowledge of Seller there are no other unpaid taxes or claims against the Assets which have not been set out herein and which would prohibit Seller from transferring all rights and other title to the Property to Purchaser.

9) <u>Closing</u>. If additional documents are needed, Seller agrees to provide them to Purchaser promptly.

10) <u>Conveyance</u>. The Seller shall convey the Assets to the Purchaser, or as the Purchaser directs, by bill of sale, assignment and deed, as appropriate, all in form satisfactory to the parties' attorneys.

11) <u>Future Document Provision</u>. The parties agree to provide any documentation requested by the other party, or its representatives.

12) <u>Access</u>. The Seller shall give the Purchaser or its representatives access to any type of reasonable information considered necessary to obtain and provide an objective assessment of the value of the Asset.

13) <u>Conditions Precedent to Closing</u>. The obligations of the parties under this Agreement are subject to the complete satisfaction on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the other party:

E.R. [signature] — All State Properties Holdings, Inc.

E.R. — Goldfeel Exploration, LLC

a) All representation and warranties by the parties which are contained in this Agreement, or in any other written document which shall be delivered by the parties to the Purchaser pursuant to this Agreement, shall be true as of the date made and on and as of the Closing Date as though such representations and warranties were made at and as of such date, except to the extent that such representations and warranties were made as of a specified date.

b) The parties shall have performed and complied with all agreements and covenants required by this Agreement to be performed by them prior to or on the Closing Date, and by the Closing Date shall have executed, or had executed, and delivered all documents which are required to be delivered by this Agreement.

14) Warranties of Seller. The Seller represents and warrants to, and agrees with, the Purchaser as follows:

a) The Seller owns all interest in and to the Assets subject only to encumbrances mentioned in this Agreement and has full authority to enter into this Agreement.

b) All information, including valuations, related to the Asset furnished to the Purchaser hereunder is true, as understood by independent third party assay's and Purchaser having performed its own due diligence, as correct and complete statements of the Seller as at and for the Closing. There are no facts in existence on the date of this Agreement which might serve as the basis of any claim or action against the Purchaser or Seller as the basis of any material construction or other defect in the Asset. Each party hereby jointly and severally indemnifies the other, its heirs and assigns from and against any and all liability, costs, judgments and attorneys' fees

EKG
All State Properties Holdings, Inc.

ER
Goldleaf Exploration, LLC